Exhibit 13.2

Certification by the Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Bright Scholar Education Holdings Limited (the “Company”) on Form 20-F for the year ended August 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dongmei Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 14, 2018

By:	/s/ Dongmei Li
Name:	Dongmei Li
Title:	Chief Financial Officer